TIAA-CREF Funds	Supplement

TIAA-CREF U.S. Equity Funds

TIAA-CREF Large-Cap Growth Fund

TIAA-CREF Quant Small-Cap Equity Fund

TIAA-CREF Quant Small/Mid-Cap Equity Fund

SUPPLEMENT NO. 1

dated August 17, 2020, to the Summary Prospectuses of the TIAA-CREF Large-Cap Growth Fund and the TIAA-CREF Quant Small/Mid-Cap Equity Fund each dated March 1, 2020

SUPPLEMENT NO. 2

dated August 17, 2020, to the Summary Prospectus of the TIAA-CREF Quant Small-Cap Equity Fund dated March 1, 2020, as supplemented through May 15, 2020

SUPPLEMENT NO. 4

dated August 17, 2020, to the Statutory Prospectus dated March 1, 2020, as supplemented through May 15, 2020

Effective October 1, 2020 (the “effective date”), the portfolio management teams of the TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Quant Small-Cap Equity Fund and TIAA-CREF Quant Small/Mid-Cap Equity Fund will change.

As of the effective date, Susan Hirsch will no longer be a portfolio manager of the TIAA-CREF Large-Cap Growth Fund. Terrence Kontos will continue to serve as a portfolio manager of the TIAA-CREF Large-Cap Growth Fund. Accordingly, as of the effective date, all references to Ms. Hirsch are removed from the portfolio management team disclosure in the Statutory and Summary Prospectuses of the TIAA-CREF Large-Cap Growth Fund.

As of the effective date, Adam Cao will no longer be a portfolio manager of both the TIAA-CREF Quant Small-Cap Equity Fund and the TIAA-CREF Quant Small/Mid-Cap Equity Fund. Pei Chen and Max Kozlov will each continue to serve as portfolio managers of the TIAA-CREF Quant Small-Cap Equity Fund and TIAA-CREF Quant Small/Mid-Cap Equity Fund. Accordingly, as of the effective date, all references to Mr. Cao are removed from the portfolio management team disclosure in the Statutory and Summary Prospectuses of the TIAA-CREF Quant Small-Cap Equity Fund and the TIAA-CREF Quant Small/Mid-Cap Equity Fund.

A40900 (8/20)